                                                                   EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT         SERVICER CERTIFICATE FOR       SEPTEMBER 1997
LOAN TRUST 1997-A


$304,203,000          Class A 6.85% Asset Backed Notes
$ 26,452,783          Class B Fixed Rate Asset Backed Notes


Transfer (Payment) Date                                                                                                20-Oct-97
Collection Period Begin Date                                                                                           01-Sep-97
Collection Period End Date                                                                                             30-Sep-97
Days in accrual period (30/360)                                                                                               30
Month(s) in Revolving Period                                                                                                   5

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                     $7,397,280.78
     Collections Allocable to Principal Funding Account                                                            $5,520,430.06
     Collections Allocable to Interest Payment Account                                                             $1,876,850.72

Miscellaneous Data
     Initial Pool Balance                                                                                        $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                         $330,655,783.00
      Subsequent Receivables Purchased                                                                             $5,587,142.94
     Current APR of Pool                                                                                                    8.15%
     Remaining Residual Amount                                                                                     $1,435,488.18
     Obligor Over-Concentration Amount                                                                                     $0.00
     Cumulative Net Losses                                                                                                 $0.00
     Deliquencies - 60 to 90 Days                                                                                          $0.00
     Deliquencies - Over 90 Days                                                                                           $0.00
     Realized Losses (Current Period)                                                                                      $0.00
     Recoveries                                                                                                            $0.00
     Acquired Receivables - Transferor (Current Period)                                                                    $0.00
     Acquired Receivables - Servicer (Current Period)                                                                      $0.00
     Investment Earnings
        Collection Account                                                                                            $37,283.15
        Principal Funding Account                                                                                         $99.70
        Reserve Account                                                                                               $19,743.70
     Total Investment Earnings                                                                                        $57,126.55
--------------------------------------------------------------------------------------------------------------------------------
PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                           $330,655,783.00
        Class A Note Beginning Principal Balance                                                                 $304,203,000.00
        Class B Note Beginning Principal Balance                                                                  $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                                 $330,655,783.00
        Class A Note Principal Balance (End of Period)                                                           $304,203,000.00
                Class A Note Pool Factor (End of Period)                                                               1.0000000
        Class B Note Principal Balance (End of Period)                                                            $26,452,783.00
                Class B Note Pool Factor (End of Period)                                                               1.0000000

Collection Account Deposit
        Total Collections and Investment Income for the Period                                                     $7,454,407.33

Administration Fee Accrued during this Period                                                                            $500.00

Principal Funding Account (PFA)                                                                                    $5,599,533.51
        Class A Noteholders' Principal Distributable Amount                                                                $0.00
        Class B Noteholders' Principal Distributable Amount                                                                $0.00

Interest Payment Account (IPA)                                                                                     $1,891,985.84
        Noteholders' Class A Interest Distributable Amount                                                         $1,736,492.13
        Noteholders' Class B Interest Distributable Amount                                                           $155,493.71

Servicing Fees Accrued during this Period                                                                            $137,773.24

Reserve Account
        Beginning Reserve Account Balance                                                                          $4,742,046.01
        Distribution from Reserve Account for Shortfalls                                                                   $0.00
        Deposits to Reserve Account from PFA/IPA                                                                           $0.00

        Ending Reserve Account Balance                                                                             $4,742,046.01
================================================================================================================================

METLIFE CAPITAL EQUIPMENT        SERVICER CERTIFICATE FOR        SEPTEMBER 1997
LOAN TRUST 1997-A

        PART III -- SERVICING CALCULATIONS

        Initial Pool Balance                                                                    $330,655,783.00
        Pool Balance (Beginning of Collection Period)                                           $330,655,783.00
        Pool Balance (End of Collection Period)                                                 $330,655,783.00

        Total Collections                                                                         $7,454,407.33
             Collections Allocable to Principal Funding Account                                   $5,520,430.06
             Collections Allocable to Interest Payment Account                                    $1,876,850.72
        Prior Principal Funding Account Balance                                                      $79,103.45
        Recoveries                                                                                        $0.00
        Investment Income for the Period                                                             $57,126.55

        Principal Funding Account (PFA)                                                           $5,599,533.51
        Interest Payment Account (IPA)                                                            $1,933,977.27

        Principal Distributable Amount                                                            $5,599,533.51

        1.  Trigger Tests

        (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                       NO
        (b)  Has the Reserve Account been below the Specified Reserve Account Balance
             for 3 consecutive months?                                                             NO
        (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates
             for 3 consecutive months?                                                             NO
        (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?        NO


        2.  Calculation of Distributable Amounts

        Class A Note Beginning Principal Balance                                                $304,203,000.00
        Class A Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
        Class A Noteholders' Share of the Principal Distribution Amount                                   0.00%
        Class A Noteholders' Principal Distributable Amount                                               $0.00

        Class B Note Beginning Principal Balance                                                 $26,452,783.00
        Class B Noteholders' Principal Carryover Shortfall (Previous Period)                              $0.00
        Class B Noteholders' Share of the Principal Distribution Amount                                   0.00%
        Class B Noteholders' Principal Distributable Amount                                               $0.00

        Interest Accrued on Class A Notes this period                            6.85%            $1,736,492.13
        Noteholders' Class A Interest Carryover Shortfall (Previous Period)                               $0.00
        Interest Due (in Arrears) on above Shortfall                                                      $0.00
        Noteholders' Class A Interest Distributable Amount                                        $1,736,492.13

        Interest Accrued on Class B Notes this period                            6.85%              $151,001.30
        Noteholders' Class B Interest Carryover Shortfall (Previous Period)                           $4,466.91
        Interest Due (in Arrears) on above Shortfall                                                     $25.50
        Noteholders' Class B Interest Distributable Amount                                          $155,493.71

        3.  Allocations from Collection Account

        Interest Payment Account (IPA)                                                            $1,933,977.27

             Servicing Fee Shortfall (Previous Period)                                                    $0.00
             Servicing Fees Accrued during this Period                           0.50%              $137,773.24
             Servicing Fees Paid this Period from IPA                                               $137,773.24
             Preliminary Servicing Fee Shortfall (Current Period)                                         $0.00
             Withdrawal from Reserve Account to Cover Shortfall                                           $0.00
             Servicing Fee Shortfall (Current Period)                                                     $0.00

        Remaining Interest Payment Account (IPA)                                                  $1,796,204.03

             Administration Fee Shortfall (Previous Period)                                               $0.00
             Administration Fee Accrued during this Period                    $500/mon                  $500.00
             Administration Fee Paid this Period from IPA                                               $500.00
             Preliminary Administration Fee Shortfall (Current Period)                                    $0.00
             Withdrawal from Reserve Account to Cover Shortfall                                           $0.00
             Administration Fee Shortfall (Current Period)                                                $0.00

        Remaining Interest Payment Account (IPA)                                                  $1,795,704.03


                                                                    EXHIBIT 99.2

METLIFE CAPITAL EQUIPMENT             SERVICER CERTIFICATE FOR    SEPTEMBER 1997
LOAN TRUST 1997-A

      Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                  $0.00
      Interest Due (in Arrears) on above Shortfall                                                         $0.00
      Interest Accrued on Class A Notes this period                                                $1,736,492.13
      Noteholders' Class A Interest Distributable Amount from IPA                                  $1,736,492.13
      Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                       $0.00
      Withdrawal from Reserve Account to Cover Shortfall                                                   $0.00
      Noteholders' Class A Interest Carryover Shortfall (Current Period)                                   $0.00

Remaining Interest Payment Account (IPA)                                                              $59,211.90

      Deposit to Reserve Account (from IPA)                                                                $0.00

Remaining Interest Payment Account (IPA)                                                              $59,211.90

      Deposit to Principal Funding Account (from IPA)                                                      $0.00
      Receipt from Reserve Account for shortfall                                                           $0.00

Remaining Interest Payment Account (IPA)                                                              $59,211.90

      Noteholders' Class B Interest Carryover Shortfall (Previous Period)                              $4,466.91
      Interest Due (in Arrears) on above Shortfall                                                        $25.50
      Interest Accrued on Class B Notes this period                                                  $151,001.30
      Noteholders' Class B Interest Distributable Amount from IPA                                     $59,211.90
      Noteholders' Class B Interest Carryover Shortfall (Current Period)                              $96,281.81

Remaining Interest Payment Account (IPA)(to the Transferor)                                                $0.00

Principal Funding Account (PFA)(including addition, if any, from IPA)                              $5,599,533.51

      Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
      Class A Noteholders' Monthly Principal Distributable Amount                                          $0.00
      Class A Noteholders' Principal Distributable Amount Paid from PFA                                    $0.00
      Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                      $0.00
      Withdrawal from Reserve Account to Cover Shortfall                                                   $0.00
      Class A Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Remaining Principal Funding Account (PFA)                                                          $5,599,533.51

      Deposit to Reserve Account (from PFA)                                                                $0.00

Remaining Principal Funding Account (PFA)                                                          $5,599,533.51

      Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                 $0.00
      Class B Noteholders' Monthly Principal Distributable Amount                                          $0.00
      Class B Noteholders' Principal Distributable Amount Paid from PFA                                    $0.00
      Class B Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00

Remaining Principal Funding Account                                                                $5,599,533.51
Amount to Transferor to purchase Subsequent Receivables                                            $5,587,142.94
                                                                                                   -------------
Ending Principal Funding Account Balance                                                              $12,390.57

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                  $4,742,046.01

Distribution from Reserve Account                                                                          $0.00
      Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                     $0.00
      Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                $0.00
      Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                       $0.00

Preliminary Reserve Account Balance                                                                $4,742,046.01

      Deposit to Reserve Account (from IPA)                                                                $0.00

Preliminary Reserve Account Balance                                                                $4,742,046.01

Distribution from Reserve Account                                                                          $0.00
      Class A Noteholders' Principal Carryover Shortfall (Current Period)                                  $0.00
      Transfer to PFA for Realized Losses                                                                  $0.00
Preliminary Reserve Account Balance                                                                $4,742,046.01

METLIFE CAPITAL EQUIPMENT         SERVICER CERTIFICATE FOR        SEPTEMBER 1997
LOAN TRUST 1997-A


        Deposit to Reserve Account (from PFA)                                                                          $0.00

Preliminary Reserve Account Balance                                                                            $4,742,046.01

Specified Reserve Account Balance                                                                              $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and       1.00%                $4,742,046.01
(b)  Class A Principal Balance (End of Period)                                                               $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                                   YES

Excess Amount in Reserve Account released to Transferor                                                                $0.00

Ending Reserve Account Balance                                                                                 $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                              0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                       NO
How many months has the Pool Balance been less than the Note Balance, if any?                                              0

6.  Ending Balances
        Noteholders' Class A Interest Carryover Shortfall (Current Period)                                             $0.00
        Noteholders' Class B Interest Carryover Shortfall (Current Period)                                        $96,281.81
        Class A Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00
        Class B Noteholders' Principal Carryover Shortfall (Current Period)                                            $0.00

        Class A Note Principal Balance (End of Period)                                                       $304,203,000.00
        Class B Note Principal Balance (End of Period)                                                        $26,452,783.00
        Total Principal Balance of Notes (End of Period)                                                     $330,655,783.00

        Class A Note Pool Factor (End of Period)                                $304,203,000.00                    1.0000000
        Class B Note Pool Factor (End of Period)                                 $26,452,783.00                    1.0000000
        Total Notes (End of Period)                                                                                1.0000000

        Class A Notes Principal Balance at close of Revolving Period                                                    0.00
        Principal Pool Balance at close of Revolving Period                                                             0.00
        Class A Noteholders Percentage at the close of the Revolving Period                                             0.00%

        Servicer's Yield                                                                                            3,721.35